UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 19, 2010 (February 18, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD

Hyperdynamics Corporation (the “Company”) held its annual meeting (the “Annual Meeting”) of stockholders on Thursday, February 18, 2010 at The Westin Galleria Houston in Houston, Texas.  After adjournment of the formal part of the Annual Meeting, informal presentations were made by the Company’s officers and the PowerPoint presentation (the “Presentation”) presented to the attendees of the Annual Meeting has been posted to the Company’s website www.hyperdynamics.com.  The Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, an informal Q & A (the “Q & A”) was held with the Company’s officers and the highlights of the Q & A are also posted to the Company’s website.  The highlights of the Q & A is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 and Exhibit 99.2 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 8.01          Other Events.

At the Annual Meeting, the Company’s stockholders voted on proposals to:  (1) elect Ray Leonard, Robert A. Solberg, Herman Cohen, Roger D. Friedberger, Hon. Lord David Owen and Fred Zeidman as directors to serve until the next annual meeting of stockholders; (2) approval of the 2010 Equity Incentive Plan; and (3) ratify the appointment GBH CPAs, PC as our independent auditors for fiscal year ended June 30, 2010.  The results of the proposals voted upon at the Annual Meeting as are as follows:

Proposal #1 – Election of Directors	For	Against	Withheld	Broker Non-Votes

Ray Leonard	41,170,362	-	486,516	25,033,360
Robert A. Solberg	41,129,407	-	527,471
Herman Cohen	41,173,052	-	483,826
Roger D. Friedberger	37,226,923	-	4,429,955
Hon. Lord David Owen	41,153,805	-	503,073
Fred Zeidman	41,159,229	-	497,649

Proposal #2 – Approval of 2010 Equity Incentive Plan	For	Against	Abstain	Broker Non-Votes
Total:	37,891,089	3,215,545	520,244	25,033,360

Proposal #3 – Ratify GBH CPA, PC as Independent Auditors	For	Against	Abstain	Broker Non-Votes
Total:	63,838,525	537,984	2,313,729	-

Item 9.01          Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	PowerPoint Presentation dated February 18, 2010
Exhibit 99.2	Q & A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: February 19, 2010	By:	/s/ JASON D. DAVIS
	Name:	Jason D. Davis
	Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	PowerPoint Presentation dated February 18, 2010
Exhibit 99.2	Q & A